SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2003

PriceSmart, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-22793 (Commission File Number)	33-0628530 (I.R.S. Employer Identification No.)

4649 Morena Boulevard, San Diego CA 92117

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 581-4530

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) The following exhibit is furnished herewith:

99.1 Press release of PriceSmart, Inc. dated December 16, 2003.

Item 12. Results of Operations and Financial Condition.

On December 16, 2003, PriceSmart, Inc. issued a press release regarding its results of operations for the fourth quarter and fiscal year ended August 31, 2003. PriceSmart also announced the filing of its amended Annual Report on Form 10-K/A for fiscal 2002 and amended Quarterly Reports on Form 10-Q/A for the first three quarters of fiscal 2003, resulting from the previously announced restatement of PriceSmart’s financial results. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2003	PRICESMART, INC. By: /s/ ROBERT M. GANS Robert M. Gans Executive Vice President, General Counsel and Secretary

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INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release of PriceSmart, Inc. dated December 16, 2003.

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